Exhibit 10.12
SUBSCRIPTION AGREEMENT

Gentlemen:

1.              Subscription.  The undersigned, intending to be legally bound, irrevocably subscribes for and agrees to purchase the aggregate number of Shares of the Company’s common stock (“Common Stock”), par value $.01 per share, of American DG Inc., a Delaware corporation (the “Company”), at a purchase price of $1.00 per Share (the “Purchase Price”) indicated on the signature page hereof, on the terms and conditions described herein and in the Confidential Private Placement Memorandum dated June 27, 2002 (which, together with all exhibits, attachments, amendments and supplements thereto, is referred to as the “Memorandum”).  The undersigned herewith delivers to the Company the consideration (“Purchase Price”) required to purchase the Shares subscribed for hereunder by wire transfer funds payable to American DG Inc., 85 First Avenue, Waltham, MA 02451 in the amount of $1.00 for each Share subscribed for hereunder. The minimum investment is for $50,000 (50,000 Shares) unless otherwise determined in the discretion of the Company. The Shares will be issued in accordance with the terms and conditions set forth in the Memorandum. Capitalized terms not otherwise defined in this Agreement have the meanings specified in the Memorandum.

2.              Investor Representations, Warranties and Covenants. The undersigned hereby acknowledges, represents and warrants to, and agrees with the Company as follows:

a.      The undersigned is acquiring the Shares for the undersigned’s own account as principal, for investment purposes only, and not with a view to, or for, resale or distribution of all or any part of the Shares, and no other person has a direct or indirect beneficial interest in such Shares;

b.      The undersigned acknowledges its understanding that the offering and sale of the Shares is intended to be exempt from registration under the Securities Act of 1933, as amended (the “Securities Act”), by virtue of Section 4(2) of the Securities Act and Rule 506 of Regulation D (“Regulation D”) promulgated thereunder and Section 4(6) of the Securities Act, and, in furtherance thereof, the undersigned represents and warrants to and agrees with the Company that the undersigned has the financial ability to bear the economic risk of the undersigned’s investment, has adequate means for providing for the undersigned’s current needs and contingencies and has no need for liquidity with respect to the undersigned’s investment in the Shares.

c.      The undersigned is an “accredited investor” as defined in Rule 501(a) of Regulation D under the Securities Act and has completed the Accredited Investor Questionnaire furnished herewith;

    d.      The undersigned:

i.        has been furnished with a copy of the Memorandum and any other documents which have been made available upon request and the undersigned has carefully read the Memorandum and understands and has evaluated the risks of a purchase of Shares, including the risks set forth under “Risk Factors” in the Memorandum; and has relied solely on the information contained in the Memorandum, and any supplemental written information furnished pursuant to Subsection (ii) below;

ii.       has been given the opportunity to ask questions of and receive answers from the Company concerning the terms and conditions of the Offering of the Shares, and has been given the opportunity to obtain additional information necessary to satisfy himself as to the accuracy of the information contained in the Memorandum to the extent that the Company possesses such information or can acquire it without unreasonable effort or expense and has not been furnished with any other offering literature except as referred to in the Memorandum;

iii.      has not relied on any oral representation, warranty or information in connection with the Offering of the Shares by the Company, or any officer, employee, agent or affiliate of the Company or the Placement Agent;

iv.      has determined the Shares are a suitable investment for the undersigned and that at this time the undersigned can bear a complete loss of the undersigned’s investment therein;

v.       has such knowledge and experience in financial and business matters that the undersigned is capable of evaluating the merits and risks of the undersigned’s investment in the Shares;

vi.      If the undersigned is a corporation, limited liability company, partnership, trust, qualified plan or other entity, it is authorized and qualified to become a holder of Shares, and the person signing this Subscription Agreement on behalf of such entity has been duly authorized to do so;

vii.     Any information which the undersigned has heretofore furnished and herewith furnishes to the Company with respect to the undersigned’s financial position and business experience, including, without limitation, the undersigned’s Accredited Investor Questionnaire, is correct and complete as of the date of this Agreement and if there should be any material change in such information prior to issuance to the undersigned of Shares, the Undersigned will immediately furnish such revised or corrected information to the Company;

viii.    The foregoing acknowledgments, representations, warranties and agreements shall survive the closing at which the Shares are issued;

ix.       The undersigned acknowledges that the undersigned has not purchased the Shares as a result of any general solicitation or general advertising; and

x.       The undersigned’s overall commitment to investments which are not readily marketable is not disproportionate to the undersigned’s net worth, and the undersigned’s prospective investment in the Company and will not cause such overall commitment to become excessive.

3.              Investor Awareness.  The undersigned acknowledges that:

a.      No federal or state agency has passed upon the Shares or made any finding or determination as to the fairness of this investment;

b.      There is no established market for the Shares and no assurance has been given that any public market for them will develop;

c.      The Shares may not be sold, pledged or otherwise transferred, except as may be permitted under the Securities Act and applicable state securities laws pursuant to registration or exemption therefrom; and accordingly, the undersigned may be required to bear the financial risks of an investment in the Shares for an indefinite period of time;

d.      The undersigned consents to (i) the placing of a legend substantially in the form set forth below on the certificates representing the Shares stating that the securities have not been registered and setting forth the restriction on transfer contemplated hereby, and (ii) the placing of a stop transfer order on the books of the Company and with any transfer agents against the securities included within the Shares.

A legend shall be placed on certificates representing the Shares substantially in the form set forth below:

“THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS, AND MAY NOT BE TRANSFERRED, SOLD OR OTHERWISE DISPOSED OF WITHOUT AN EFFECTIVE REGISTRATION STATEMENT UNDER SUCH ACT OR PURSUANT TO AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF SUCH ACT AND APPLICABLE STATE SECURITIES LAWS, SUPPORTED BY AN OPINION OF COUNSEL, REASONABLY SATISFACTORY TO THE COMPANY AND ITS COUNSEL, THAT SUCH REGISTRATION IS NOT REQUIRED.”

4.              Miscellaneous.

a.      Indemnity. The undersigned agrees to indemnify and hold harmless the Company and its affiliates, the Placement Agent and its affiliates, and each of their respective directors, officers, employees, agents and controlling persons (the Company, the Placement Agent, and each such person being an “Indemnified Party”), from and against any and all losses, claims, damages, liabilities and expenses whatsoever (including, but not limited to, any and all expenses whatsoever reasonably incurred investigating, preparing or defending against any litigation commenced or threatened or any claim whatsoever), joint or several, as incurred, to which such Indemnified Party may become subject under any applicable United States federal or state law or the laws of any other domestic or foreign jurisdiction, or otherwise, and related to or arising out of or based upon any false representation, warranty or acknowledgment, or breach or failure by the undersigned to comply with any covenant or agreement made by the undersigned herein or in any other document furnished by the undersigned to any of the foregoing in connection with this transaction.

b.      Modification.  Except as otherwise provided herein, neither this Agreement nor any provisions hereof shall be modified, discharged or terminated except by an instrument in writing signed by the party against whom any waiver, change, discharge or termination is sought.

c.      Binding Effect.  Except as otherwise provided herein, this Agreement shall be binding upon and inure to the benefit of the parties and their heirs, executors, administrators, successors, legal representatives and assigns.  If the undersigned is more than one person, the obligation of the undersigned shall be joint and several and the agreements, covenants,  representations, warranties and acknowledgments herein contained shall be deemed to be made by and be binding upon each such person and his heirs, executors, administrators and successors.

d.      Entire Agreement.  This instrument contains the entire agreement of the parties and there are no representations, warranties, acknowledgments, covenants or other agreements except as stated or referred to herein.

e.      Assignability.  This Agreement is not transferable or assignable by the undersigned.

f.      Law Governing.  This Agreement shall be enforced, governed and construed in all respects in accordance with the laws of the State of Massachusetts, without giving effect to conflicts of laws principles.

ALL SUBSCRIBERS MUST COMPLETE THIS PAGE

IN WITNESS WHEREOF, the undersigned has executed this Agreement on the day of  ___________________, 2002.

$  _________________
   Total Purchase Price

Please note that the number of Shares you receive will be based upon the total purchase price.

Manner in which Title is to be held (Please Check One):

1.	__________	Individual

2.	__________	Joint Tenants with Right of Survivorship

3.	__________	Community Property

4.	__________	Tenants in Common

5.	__________	Corporation / Limited Liability Company / Partnership

6.	__________	IRA

7.	__________	Trust / Estate / Pension or Profit Sharing Plan Date Opened: __________

8.	__________	As a Custodian for __________________ Under the Uniform Gift to Minors Act of the State of __________________

9.	__________	Married with Separate Property

10.	__________	Keogh

11.	__________	Tenants by the Entirety

EXECUTION BY NATURAL PERSONS

Exact Name in Which Title is to be Held

Name of Purchaser (Print)	Name of Additional Purchaser

Address	Address

City, State and Zip Code	City, State and Zip Code

Social Security Number	Social Security Number

Signature of Purchaser	Signature of Additional Purchaser

ACCEPTED this         day of ___________, 2002 on behalf of the Company.

By:

Name:

Title:

EXECUTION BY SUBSCRIBER THAT IS AN ENTITY

(Corporation, Limited Liability Company, Partnership, Trust, Etc.)

Name of Entity (Please Print)

Date of Incorporation or Organization:  ___________________________________________

State of Principal Offices: ______________________________________________________

Federal Taxpayer Identification Number: __________________________________________

By:

Title:

Attest: _________________________
(If Entity is a Corporation)

Address

Taxpayer Identification Number

ACCEPTED this ________ day of ___________, 2002 on behalf of the Company.

By:

Name:

Title: